Supplement Dated October 12, 2018
To The Statement of Additional Information
Dated April 30, 2018

JNL® Variable Fund LLC

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective September 1, 2018, on page 50, in the section entitled, "Investment Adviser, Sub-Adviser and Other Service Providers," please delete the fourth paragraph and corresponding table in the entirety and replace with the following:

The Adviser is obligated to pay BNYM AMNA out of the advisory fee it receives from JNL/Mellon Capital MSCI World Index Fund, JNL/Mellon Capital Telecommunications Sector Fund, JNL/Mellon Capital Consumer Discretionary Sector Fund, JNL/Mellon Capital Financial Sector Fund, JNL/Mellon Capital Healthcare Sector Fund, JNL/Mellon Capital Energy Sector Fund, JNL/Mellon Capital Information Technology Sector Fund, JNL/Mellon Capital DowSM Index Fund, and JNL/Mellon Capital Nasdaq® 100 Index Fund the following fees:

Assets	Annual Rate
$0 to $500 million	0.03%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

This Supplement is dated October 12, 2018.